Exhibit 99.3

Execution Version

EXPENSE REIMBURSEMENT AGREEMENT

BY AND AMONG

JP ENERGY PARTNERS LP,

JP ENERGY GP II LLC

AND

LONESTAR MIDSTREAM HOLDINGS, LLC

DATED AS OF OCTOBER 23, 2016

EXPENSE REIMBURSEMENT AGREEMENT

EXPENSE REIMBURSEMENT AGREEMENT, dated as of October 23, 2016 (this “Agreement”), by and among JP ENERGY PARTNERS LP, a Delaware limited partnership (“JPE”), JP ENERGY GP II LLC, a Delaware limited liability company and the general partner of JPE (“JPE GP,” and together with JPE, the “JPE Entities”) and LONESTAR MIDSTREAM HOLDINGS, LLC, a Delaware limited liability company (“Lonestar”).

W I T N E S S E T H:

WHEREAS, this Agreement is being entered into concurrently with the execution of the Agreement and Plan of Merger, dated as of the date hereof (as amended, supplemented, restated or otherwise modified from time to time, the “LP Merger Agreement”) by and among American Midstream Partners, LP, a Delaware limited partnership (“AMID”), American Midstream GP, LLC, a Delaware limited liability company and the general partner of AMID (“AMID GP”), Argo Merger Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of AMID, Argo Merger GP Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of AMID, JPE, and JPE GP, pursuant to which, among other things, upon consummation of the merger (the “LP Merger”) JPE shall continue its existence as the surviving entity and as a wholly owned subsidiary of AMID, ; and

WHEREAS, concurrently with the execution of the LP Merger Agreement, AMID GP, Argo GP Sub, LLC, a Delaware limited liability company and a wholly owned subsidiary of AMID GP (“AMID Merger GP Sub”), and JPE GP are entering into an Agreement and Plan of Merger, pursuant to which, among other things, JPE GP will be merged with AMID Merger GP Sub (such merger, the “GP Merger” and, together with the LP Merger, the “Mergers”);

WHEREAS, Lonestar is the record, direct or indirect owner of (i) a 25% limited liability company interest in JPE GP, that is entitled to a 71.25% IDR Percentage Interest (as defined in JPE GP’s Second Amended and Restated Limited Liability Company Agreement, dated as of October 7, 2014, as amended) in JPE GP and (ii) 3,674,187 Common Units and 14,992,654 Subordinated Units, each such Common Unit and Subordinated shall, upon the consummation of the transactions contemplated by the LP Merger Agreement, be converted into the right to receive 0.5225 AMID Units; and

WHEREAS, the LP Merger Agreement contemplates that as a condition to and concurrently with the entry into the LP Merger Agreement by the parties thereto, this Agreement will be entered into by the parties hereto.

NOW THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Defined Terms. The following capitalized terms, as used in this Agreement, shall have the meanings set forth below. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the LP Merger Agreement.

(a) “Conflicts Committee” shall have the meaning assigned to such term in the JPE Partnership Agreement.

(b) “JPE Partnership Agreement” means the Third Amended and Restated Agreement of Limited Partnerships of JP Energy Partners LP, dated October 7, 2014.

2. Expense Reimbursement. Lonestar agrees that it will reimburse, or will pay directly on behalf of, the JPE Entities for the third party reasonable costs and expense incurred by the JPE Entities in connection with the Mergers, including (i) the fees and expenses, if any, incurred by the JPE Entities pursuant to Section 7.3 of the LP Merger Agreement and (ii) all reasonable out-of-pocket legal and financial advisory fees, costs and expenses paid or payable to third parties and incurred in connection with the negotiation, execution and performance of the LP Merger Agreement and consummation of the Mergers; provided, however, that the JPE Entities (subject to prior approval by the Conflicts Committee) and Lonestar may make a determination that Lonestar has satisfied the requirements of this Paragraph 2 by such other methods as the JPE Entities and Lonestar determine to be appropriate.

3. Representations and Warranties of Lonestar. Lonestar hereby represents and warrants to the JPE Entities as follows:

(a) Good Standing. Lonestar is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware.

(b) Organization; Authorization; Validity of Agreement; Necessary Action. Lonestar has the requisite power and authority and/or capacity to execute and deliver this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery by Lonestar of this Agreement, the performance by it of the obligations hereunder and the consummation of the transactions contemplated hereby have been duly and validly authorized by Lonestar and no other actions or proceedings on the part of Lonestar to authorize the execution and delivery of this Agreement, the performance by it of the obligations hereunder or the consummation of the transactions contemplated hereby are required. This Agreement has been duly executed and delivered by Lonestar and, assuming the due authorization, execution and delivery of this Agreement by the other parties hereto, constitutes a legal, valid and binding agreement of Lonestar, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equitable principles.

(c) No Violation. Neither the execution and delivery of this Agreement by Lonestar nor the performance by it of its obligations under this Agreement will (i) result in a violation or breach of or conflict with any provisions of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination, cancellation of, or give rise to a right of purchase under, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of any Lien upon any of the properties, rights or assets, including any Common Units or Subordinated Units, owned by Lonestar, or result in being declared void, voidable, or without further binding effect, or otherwise result in a detriment to it under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, contract, lease, agreement or other instrument or obligation of any kind to which Lonestar is a party or by which it or any of its respective properties, rights or assets may be bound, (ii) violate any judgments, decrees, injunctions, rulings, awards, settlements, stipulations or orders (collectively, “Orders”) or laws applicable to Lonestar or any of its properties, rights or assets or (iii) result in a violation or breach of or conflict with its organizational and governing documents.

(d) Consents and Approvals. No consent, approval, Order or authorization of, or registration, declaration or filing with, any governmental authority is necessary to be obtained or made by Lonestar in connection with its execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, except for any requirements under the Exchange Act in connection with this Agreement and the transactions contemplated hereby.

4. Termination. The obligations of Lonestar under Paragraph 2 of this Agreement shall remain in effect until the earliest to occur of (a) the performance in full by Lonestar of its obligations under this Agreement, and (b) the Effective Time (such earliest date being referred to herein as the “Termination Date”). After the occurrence of such applicable event, with the exception of Paragraph 5 hereof and this Paragraph 4, the provisions of this Agreement shall terminate and be of no further force or effect. Nothing in this Paragraph 4 shall relieve or otherwise limit any party of liability for any breach of this Agreement occurring prior to such Termination Date. Upon termination of this Agreement, no party shall have any further obligations or liabilities under this Agreement. Notwithstanding the foregoing, the termination of this Agreement at the Effective Time does not impact the obligations of Affiliates of Lonestar pursuant to the Distribution Support and Expense Reimbursement Agreement dated as of the date hereof by and among American Midstream Partners, LP, American Midstream GP, LLC and Magnolia Infrastructure Holdings, LLC.

5. Miscellaneous.

(a) Publicity. None of the parties hereto nor any of their Affiliates or Representatives shall (orally or in writing) publicly disclose, issue any press release or make any other public statement, or otherwise communicate with the media, concerning the existence of this Agreement or the subject matter hereof, without the prior written approval of the other parties hereto, except if and to the extent that such party is required to make any public disclosure or filing (“Required Disclosure”) with respect to the subject matter of this Agreement (i) by applicable Law, (ii) pursuant to any rules or regulations of any securities exchange of which the securities of such party or any of its Affiliates are listed or traded or (iii) in connection with enforcing its rights under this Agreement. In each case pursuant to clauses (i) or (ii) of this Paragraph 5(a), the party making any Required Disclosure shall consult with the other parties hereto regarding the substance of the Required Disclosure and provide the other parties hereto a reasonable opportunity to review and comment on the content of the Required Disclosure prior to its publication or filing.

(b) Notices. Any notice, request, instruction, correspondence or other document to be given hereunder by any party to another party (each, a “Notice”) shall be in writing and delivered in person or by courier service requiring acknowledgment of receipt of delivery or mailed by U.S. registered or certified mail, postage prepaid and return receipt requested, or by telecopier, as follows; provided that copies to be delivered below shall not be required for effective notice and shall not constitute notice:

If to the JPE Entities, to:

600 E. Las Colinas Blvd., Suite 2000

Irving, TX 75039

Attention: J. Patrick Barley, President and CEO

Facsimile: 972-444-0320

Email: jpbarley@jpep.com

and to:

JP Energy Partners LP

1201 Louisiana St., Suite 3310

Houston, Texas 77002

Attention: Brad Grounds, Senior Vice President – Legal Affairs and

                    Corporate Secretary

Email: bgrounds@jpep.com

With a copy to:

Latham & Watkins LLP

811 Main Street, Suite 3700

Houston, Texas 77002

Attention: Ryan J. Maierson

Facsimile: (713) 546-5401

Email: ryan.maierson@lw.com

If to Lonestar, to:

c/o ArcLight Capital Partners, LLC

200 Clarendon Street, 55th Floor

Boston, Massachusetts 02117

Attention: Christine Miller

Facsimile: (617) 867-4698

Email: cmiller@arclightcapital.com

With a copy to:

Andrews Kurth Kenyon LLP

600 Travis Street, Suite 4200

Houston, Texas 77002

Attention: G. Michael O’Leary

Facsimile: (713) 220-4285

Email: moleary@andrewskurth.com

Notice given by personal delivery, courier service or mail shall be effective upon actual receipt. Notice given by telecopier shall be confirmed by appropriate answer back and shall be effective upon actual receipt if received during the recipient’s normal business hours, or at the beginning of the recipient’s next Business Day after receipt if not received during the recipient’s normal business hours. All Notices by telecopier shall be confirmed promptly after transmission in writing by certified mail or personal delivery. Any party may change any address to which Notice is to be given to it by giving Notice as provided above of such change of address.

(c) Interpretation. The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section references are to this Agreement unless otherwise specified. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement is the product of negotiation by the parties having the assistance of counsel and other advisers. It is the intention of the parties that this Agreement not be construed more strictly with regard to one party than with regard to the others.

(d) Entire Agreement. This Agreement and, solely to the extent of the defined terms referenced herein, the LP Merger Agreement, embody the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersede and preempt any prior understandings, agreements or representations by or among the parties, written and oral, that may have related to the subject matter hereof in any way.

(e) Governing Law; Jurisdiction; Waiver of Jury Trial. To the maximum extent permitted by applicable Law, the provisions of this Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without regard to principles of conflicts of law. Each of the parties hereto agrees that this Agreement involves at least $100,000 and that this Agreement has been entered into in express reliance upon 6 Del. C. § 2708. Each of the parties hereto irrevocably and unconditionally confirms and agrees that it is and shall continue to be (a) subject to the jurisdiction of the courts of the State of Delaware and of the federal courts sitting in the State of Delaware, and (b) subject to service of process in the State of Delaware. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY (I) CONSENTS AND SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT LOCATED IN THE STATE OF DELAWARE, INCLUDING THE DELAWARE COURT OF CHANCERY IN AND FOR NEW CASTLE COUNTY (THE “DELAWARE COURTS”) FOR ANY ACTIONS, SUITS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT (AND AGREES NOT TO COMMENCE ANY LITIGATION RELATING THERETO EXCEPT IN SUCH COURTS), (II) WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUCH LITIGATION IN THE DELAWARE COURTS AND AGREES NOT TO PLEAD OR CLAIM IN ANY DELAWARE COURT THAT SUCH LITIGATION BROUGHT THEREIN HAS BEEN BROUGHT IN ANY INCONVENIENT FORUM, (III) WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT AND (IV) AGREES THAT SERVICE OF PROCESS UPON SUCH PARTY IN ANY SUCH ACTION OR PROCEEDING SHALL BE EFFECTIVE IF SUCH PROCESS IS GIVEN AS A NOTICE IN ACCORDANCE WITH SECTION 7.2 OR IN ANY MANNER PRESCRIBED BY THE LAWS OF THE STATE OF DELAWARE.

(f) Amendment; Waiver. This Agreement may not be amended except by an instrument in writing signed by each party hereto. Each party may waive any right of such party hereunder by an instrument in writing signed by such party and delivered to the other parties hereto.

(g) Successors and Assigns; Third Party Beneficiaries. Neither this Agreement nor any of the rights or obligations of any party under this Agreement shall be assigned, in whole or in part (by operation of law or otherwise), by any party without the prior written consent of the other parties hereto; provided, however, that Lonestar may assign its rights to AL Lonestar, LLC, a Delaware limited liability company and the sole member of Lonestar, if AL Lonestar, LLC assumes the obligations of Lonestar under this Agreement concurrently with such assignment. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer on any Person other than the parties hereto or the parties’ respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

(h) Severability. If any term or other provision of this Agreement is invalid, illegal, or incapable of being enforced by any rule of applicable Law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated by this Agreement are not affected in any manner materially adverse to any party hereto. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties hereto as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Agreement are consummated as originally contemplated to the fullest extent possible.

(i) Execution. This Agreement may be executed in multiple counterparts each of which shall be deemed an original and all of which shall constitute one instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed (where applicable, by their respective officers or other authorized Person thereunto duly authorized) as of the date first written above.

JPE:

JP ENERGY PARTNERS LP

By:	JP ENERGY GP II LLC, its general partner

	By:	/s/ Patrick J. Welch
	Name:	Patrick J. Welch
	Title:	Executive Vice President and Chief Financial Officer

JPE GP:

JP ENERGY GP II LLC

By:	/s/ Patrick J. Welch
Name:	Patrick J. Welch
Title:	Executive Vice President and Chief Financial Officer

EXPENSE REIMBURSEMENT AGREEMENT	SIGNATURE PAGE

LONESTAR:

LONESTAR MIDSTREAM HOLDINGS, LLC

By:	/s/ Daniel R. Revers
Name:	Daniel R. Revers
Title:	President

EXPENSE REIMBURSEMENT AGREEMENT	SIGNATURE PAGE